Filed Pursuant to Rule 497(e)
1933 Act Registration File No. 333-258490
1940 Act File No. 811-23723
Kelly Strategic ETF Trust
(the “Trust”)

May 12, 2023

Supplement to Statement of Additional Information (“SAI”) dated December 29, 2022

In the section of the SAI titled “Purchase and Redemption of Shares in Creation Units,” the following paragraph on page 34 is deleted in its entirety and replaced with the following:

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is RESI - $300; XDNA - $300; HOTL - $500; ECMM - $500; INET - $500; TRE - $300; XPAY - $500, regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Please retain this Supplement with your SAI for future reference.